SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 26, 2006
Triad Automobile Receivables Trust 2006-A
(Issuing Entity with respect to Securities)
Triad Financial Special Purpose LLC
(Depositor with respect to Securities)
Triad Financial Corporation

(Sponsor with respect to Securities)
(Exact name of registrant as specified in its charter)

Delaware	333-125925	20-3966549
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mike L. Wilhelms
Triad Financial Special
Purpose LLC
7711 Center Avenue
Huntington Beach, California		92647

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number,
including area code:	(714)373-8300

No Change

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

Item 8.01. Other Events.
     Triad Financial Special Purpose LLC, as Depositor (“Depositor”), has registered an issuance of $5,000,000,000 in principal amount of Securities (the “Securities”) on Form S-3 (Registration File No. 333-125925) (the “Registration Statement”). Pursuant to the Registration Statement, Triad Automobile Receivables Trust 2006-A (the “Issuing Entity”) issued $150,000,000 Class A-1 4.573628% Asset Backed Notes (the “Class A-1 Notes”), $250,000,000 Class A-2 4.82% Asset Backed Notes (the “Class A-2 Notes”), $247,000,000 Class A-3 4.77% Asset Backed Notes (the “Class A-3 Notes”) and $175,500,000 Class A-4 4.88% Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Notes”) on January 26, 2006 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.
     The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of the Closing Date between the Issuing Entity and Citibank, N.A., as Indenture Trustee (the “Indenture Trustee”).
     The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of motor vehicle retail installment sales contracts and installment loans (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.
     As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated as of January 20, 2006 filed with the Commission pursuant to Rule 425(b)(5) of the Act on January 23, 2006.
Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of January 26, 2006, between the Issuing Entity and the Indenture Trustee.

4.2	Trust Agreement, dated as of January 26, 2006, among Triad, the Depositor and Wilmington Trust Company, as the Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of January 26, 2006, among the Depositor, Triad Financial Corporation (“Triad”), the Issuing Entity and the Indenture Trustee.

Exhibit No.	Document Description

4.4	Note Guaranty Insurance Policy, dated as of January 26, 2006 and delivered by Ambac Assurance Corporation (the “Insurer”).

10.1	Purchase Agreement, dated as of January 26, 2006, between Triad and the Depositor.

10.2	Insurance and Indemnity Agreement, dated as of January 26, 2006, among the Insurer, the Issuing Entity, Triad, the Depositor and the Indenture Trustee.

99.1	Underwriting Agreement, dated as of January 20, 2006, among the Depositor, and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as Representatives of the several Underwriters.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Financial Special Purpose LLC, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL SPECIAL PURPOSE LLC

By:	/s/ Timothy M. O’Connor

Name:	Timothy M. O’Connor
Title:	Secretary
Dated: January 27, 2006

EXHIBIT INDEX

Exhibit No.	Document Description

4.1	Indenture, dated as of January 26, 2006, between the Issuing Entity and the Indenture Trustee.

4.2	Trust Agreement, dated as of January 26, 2006, among Triad, the Depositor and Wilmington Trust Company, as the Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of January 26, 2006, among the Depositor, Triad Financial Corporation (“Triad”), the Issuing Entity and the Indenture Trustee.

4.4	Note Guaranty Insurance Policy, dated as of January 26, 2006 and delivered by Ambac Assurance Corporation (the “Insurer”).

10.1	Purchase Agreement, dated as of January 26, 2006, between Triad and the Depositor.

10.2	Insurance and Indemnity Agreement, dated as of January 26, 2006, among the Insurer, the Issuing Entity, Triad, the Depositor and the Indenture Trustee.

99.1	Underwriting Agreement, dated as of January 20, 2006, among the Depositor, and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as Representatives of the several Underwriters.